UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 20, 2008

ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio		43082

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	614-895-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 20, 2008, ProCentury Corporation, an Ohio corporation (“ProCentury”), issued a press release announcing ProCentury’s results for the quarter and year ended December 31, 2007. A copy of the release is attached hereto as Exhibit 99.1.
Item 8.01 Other Events.
On February 20, 2008, ProCentury and Meadowbrook Insurance Group, Inc., a Michigan corporation (“Meadowbrook”), issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of February 20, 2008, by and among ProCentury, Meadowbrook and MBKPC Corp. (the “Agreement”). A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Also on February 20, 2008, ProCentury sent a letter to its employees announcing the execution of the Agreement. A copy of this letter is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
Additional Information about the Proposed Transaction
The proposed merger will be submitted to Meadowbrook’s and ProCentury’s shareholders for their approval. Meadowbrook will file a registration statement and Meadowbrook and ProCentury will file a joint proxy statement/prospectus, and both companies will file other relevant documents with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the registration statement and joint proxy statement/prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Meadowbrook and ProCentury, at the SEC’s website (http://www.sec.gov). Investors will also be able to obtain these documents, free of charge, by accessing Meadowbrook’s website (http://www.meadowbrook.com), or by accessing ProCentury’s website (http://www.procentury.com).
Meadowbrook and ProCentury and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Meadowbrook and/or ProCentury in connection with the proposed merger. Information about the directors and executive officers of Meadowbrook is set forth in the proxy statement for Meadowbrook’s 2007 annual meeting of shareholders, as filed with the SEC on April 6, 2007. Information about the directors and executive officers of ProCentury is set forth in the proxy statement for ProCentury’s 2007 annual meeting of shareholders, as filed with the SEC on April 6, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Investors may obtain free copies of these documents as described above.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Meadowbrook and ProCentury intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of Meadowbrook and ProCentury, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. Each of the companies’ respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of Meadowbrook and ProCentury and their respective subsidiaries include, but are not limited to: the risk that the businesses of Meadowbrook and/or ProCentury in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe. Other factors that could cause Meadowbrook’s or ProCentury’s actual results to differ materially from those expressed or implied are discussed under “Risk Factors” in each company’s respective most recent annual report on Form 10-K and other filings with the SEC. Neither Meadowbrook nor ProCentury undertakes any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by ProCentury Corporation, dated February 20, 2008
99.2	Press Release jointly issued by ProCentury Corporation and Meadowbrook Insurance Group, Inc., dated February 20, 2008
99.3	Letter from ProCentury Corporation to its Employees, dated February 20, 2008
The information under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCENTURY CORPORATION (Registrant)
Date: February 20, 2008	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release issued by ProCentury Corporation, dated February 20, 2008
99.2	Press Release jointly issued by ProCentury Corporation and Meadowbrook Insurance Group, Inc., dated February 20, 2008
99.3	Letter from ProCentury Corporation to its Employees, dated February 20, 2008